UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 26, 2021

BUTLER NATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Kansas	0-1678	41-0834293
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19920 W. 161st Street, Olathe, Kansas	66062
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (913) 780-9595

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01         Entry into a Material Definitive Agreement.

On July 22, 2021, Butler National Corporation (the “Company”) executed Amendment One (the “Amendment”) to the Rights Agreement between the Company and UMB Bank, N.A., dated as of August 2, 2011 (the “Rights Agreement”). The Amendment extends the term of the Rights Agreement and the Final Expiration Date of the Company’s previously issued preferred stock purchase rights (each a “Right”) until August 2, 2031.

Each Right, upon certain events described in the Rights Agreement, entitles the registered holder to purchase from the Company one-two hundredth of a share of Series C Participating Preferred Stock, par value $5.00 per share (the “Preferred Stock”) of the Company at a price of $10.00 per one-two hundredth of a share of Preferred Stock (the “Purchase Price”), subject to adjustment. A summary of the Rights can be found in the Company’s Current Report on Form 8-K dated August 2, 2011. The Rights Agreement was filed as Exhibit 4.1 on the Company’s registration on Form 8-A dated August 2, 2011, refiled as Exhibit 4.1 to the Company’s Form 10-Q for the period ended October 31, 2016, and is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders

The information set forth under “Item 1.01 Entry into a Material Definitive Agreement” is incorporated herein by reference.

Item 9.01 Material Modification to Rights of Security Holders

No.	Description
4.1

The Shareholder Rights Agreement between Butler National Corporation and UMB Bank, N.A. as Rights Agent, dated August 2, 2011, incorporated by reference to Exhibit 4.1 of the Company's registration statement on Form 8-A dated August 2, 2011, and as refiled as Exhibit 4.1 to the Company's Form 10-Q for the period ended October 31, 2016 (File No. 000-01678).

4.2	Amendment One to Rights Agreement between Butler National Corporation and UMB Bank, N.A. dated July 22, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUTLER NATIONAL CORPORATION (Registrant)

Date: July 26, 2021	/S/ Clark D. Stewart Clark D. Stewart (President and Chief Executive Officer)

Date: July 26, 2021	/S/ Tad M. McMahon Tad M. McMahon (Chief Financial Officer)